MML SERIES INVESTMENT FUND II
MML Asset Momentum Fund
MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund
Supplement dated August 14, 2019 to the
Statement of Additional Information dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective August 9, 2019, the information for Tina Wilson on page B-52 under the heading Principal Officers in the section titled Management of the Trust is hereby deleted.
Effective August 9, 2019, the following information replaces similar information for Eric H. Wietsma found on page B-52 under the heading Principal Officers in the section titled Management of the Trust:
Eric H. Wietsma                                           President of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 52
Officer since 2006
Officer of 109 portfolios in fund complex
President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L8063-19-04